UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[   ] Preliminary Information Statement

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[X] Definitive Information Statement

CANBIOLA, INC.

(Name of Registrant As Specified In Its Charter)

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CANBIOLA, INC.

445 NE 12TH AVE. FORT LAUDERDALE, FLORIDA 33301

_______________________________________________________________

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF INFORMATION STATEMENT FOR CANBIOLA, INC.

_____________________________________________________________________

To the Shareholders of Canbiola, Inc.:

NOTICE IS HEREBY GIVEN to you as a stockholder of Canbiola, Inc., a Florida corporation (which we refer to in this Notice as the “Company,” “we,” “us” or “our”), that you are receiving this notice regarding the internet availability of an information statement (the “Information Statement”) relating to, among other things, the matters described below. This notice presents only an overview of the more complete Information Statement that is available to you on the internet or, upon request, by mail. We encourage you to access and review all of the important information contained in the Information Statement. As described below, the Information Statement is for informational purpose only and, as a stockholder of the Company, you need not take any action.

We are furnishing this notice and Information Statement to the holders of our common and preferred stock pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and Regulation 14C and Schedule 14C thereunder in connection with the approval by written consent of the Company’s Board of Directors and holders of a majority of the issued and outstanding voting stock of the Company to:

(1) Authorize the Company to issue 5,000,000 shares of preferred stock (“Preferred Stock”), which Preferred Stock may be designated and issued by the Company’s Board of Directors (the “Preferred Stock Authorization”); and

(2) Increase the number of authorized shares of Common Stock of the Company to 750,000,000 shares (the “Share Increase”), Nil par value per share.

The purpose of the Information Statement is to notify our stockholders that on October 5th, 2017, pursuant to written consent permitted by Section 7607.0704 of the Florida Business Corporations Act (the “FBCA”) holders of a majority of the Company’s voting stock executed a written consent approving the Preferred Stock Authorization and the Share Increase. In accordance with Rule 14c-2 promulgated under the Exchange Act, the above transactions will become effective no sooner than 40 days from the date the Information Statement is available to shareholders. This notice is first being sent to our stockholders on or about October 19, 2017.

The written consent that we received constitutes the only stockholder approval required for to approve the foregoing actions under the FBCA and, as a result, no further action by any other stockholder is required to approve the foregoing and we have not and will not be soliciting your approval of any of the same. This notice and the Information Statement shall constitute notice to you of the action by written consent in accordance with the FBCA and Rule 14c-2 promulgated under the Exchange Act.

By sending you this notice, we are notifying you that we are making the Information Statement available to you via the internet in lieu of mailing you a paper copy. You may print and view the full Information Statement on our website at http://www.canbiola.com. To view and print the Information Statement, click on the link of the appropriate information statement in order to open the document. You may request a paper copy or PDF via email of the Information Statement, free of charge, by contacting us in writing at Canbiola, Inc. c/o Marco Alfonsi, 445 NE 12th Ave. Fort Lauderdale, Florida 33301 or by calling 516-595-9544. If you do not request a paper copy or PDF via email by October 19, 2018, you will not otherwise receive a paper or email copy. The Company’s most recent annual report and semiannual reports are available upon request, without charge, by contacting the Company at the address above. If you want to receive a paper copy of the Information Statement, you must request one. There is no charge to you for requesting a copy.

WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

On behalf of the Board of Directors,

/s/ __Marco Alfonsi________

Name Marco Alfonsi

Chief Executive Officer and Director

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

AND RULE 14C PROMULGATED THERETO

CANBIOLA, INC.

445 NE 12TH AVE. FORT LAUDERDALE, FLORIDA 33301

________________________________________

INFORMATION STATEMENT

(PRELIMINARY)

October 19, 2017

_______________________________________

THIS INFORMATION STATEMENT IS FOR INFORMATION PURPOSES ONLY AND NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

A NOTICE OF THE INTERNET AVAILABILITY OF THIS INFORMATION STATEMENT IS BEING MAILED ON OR ABOUT OCTOBER 19, 2017 TO STOCKHOLDERS OF RECORD ON OCTOBER 5, 2017.

This information statement (“Information Statement”) is being made available to the shareholders of record Canbiola, Inc., a Florida corporation (“Company,” “CANB,” “we,” “us,” or “our”) as of the close of business on October 5, 2017 (“Record Date”). This Information Statement is being sent to you for information purposes only.  No action is requested or required on your part.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL OVERVIEW OF ACTIONS

The Board of Directors has recommended, and the holders of a majority of the voting stock of CANB have adopted resolutions, to effect the actions listed in this Information Statement. This Information Statement is being filed with the Securities and Exchange Commission and is provided to CANB’s shareholders pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (“Exchange Act”).

Through the written consent of its Board of Directors and stockholders holding a majority of the Company’s voting stock, the Company has approved (1) to authorize the Board of Directors to designate and issue 5,000,000 shares of the Company’s Preferred Stock as it deems necessary (the “Preferred Stock Authorization”) and (2) to file an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of Common Stock to 750,000,000 (the “Share Increase” and collectively with the Preferred Stock Authorization as, the “Actions”). Holders of over 61,000,000 of the 171,072,323 common shares issued and outstanding as of the Record Date and 8 of the Series A Preferred shares (representing 160,000,000 votes) outstanding as of the Record Date approved the aforementioned actions.

The Actions will become effective no sooner than 40 days after we mail the Notice of Stockholder Action Taken by Written Consent to our stockholders. This notice is first being mailed to our stockholders on or about October 19, 2017.

In order to obtain the approval of our stockholders for the Preferred Stock Authorization and Share Increase, we could have convened a special meeting of the stockholders for the specific purpose of voting on such matter. However, Section 7607.0704 of the FBCA provides that any action required or permitted to be taken at a shareholders’ meeting may be taken without a meeting. In order to eliminate the costs and management time involved in holding a meeting and obtaining proxies and in order to effect the Preferred Stock Authorization and Share Increase as early as possible in order to accomplish the purposes hereafter described, we elected to utilize the written consent of a majority of the holders our Common Stock and Preferred Stock. Under the FBCA and our bylaws, the affirmative vote of the holders of at least a majority of the outstanding stock entitled to vote thereon is required to approve the Preferred Stock Authorization and Share Increase.

This Information Statement is intended to provide such notice as required by the FBCA to provide after the taking of the corporate action without a meeting to the holders of record of our stock who have not consented in writing to such action.

Purpose

The Board of Directors proposed the Preferred Stock Authorization and Share Increase to better enable the Company to pursue avenues for building capital and acquiring additional financing.

Effect on Authorized and Outstanding Shares

The rights and preferences of shares of our Common Stock subsequent to the Preferred Stock Authorization and Share Increase will remain the same. The number of securities authorized to be issued will increase and will increase the potential for dilution for the Company’s shareholders. We do not anticipate that the number of our stockholders, or any aspect of our current business plan, will materially change as a result of these changes. The Actions will affect all of our stockholders uniformly.

Federal Income Tax Consequences

The following description of federal income tax consequences of the Actions is based on the Internal Revenue Code of 1986, as amended, the applicable Treasury Regulations promulgated thereunder, judicial authority, and current administrative rulings and practices as in effect on the date of this information statement. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Actions.

We believe that neither the Preferred Stock Authorization nor the Share Increase will have federal income tax effects. The Company should not recognize gain or loss as a result of the Preferred Stock Authorization or Share Increase.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth the ownership, as of the Record Date, of our common stock by each person known by us to be the beneficial owner of more than 5% of our outstanding voting stock, our directors, and our executive officers and directors as a group. To the best of our knowledge, the persons named have sole voting and investment power with respect to such shares, except as otherwise noted. There are not any pending or anticipated arrangements that may cause a change in control.

The information presented below regarding beneficial ownership of our voting securities has been presented in accordance with the rules of the Securities and Exchange Commission and is not necessarily indicative of ownership for any other purpose. Under these rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of the security or the power to dispose or direct the disposition of the security. A person is deemed to own beneficially any security as to which such person has the right to acquire sole or shared voting or investment power within 60 days through the conversion or exercise of any convertible security, warrant, option or other right. More than one person may be deemed to be a beneficial owner of the same securities.

Name	Title	Number of Common Shares [4]	% of Common Shares	Number of Preferred Shares	% of Preferred Shares	% of Eligible Votes	Number of Warrants currently exercisable or exercisable in the next 60 days
Marco Alfonsi [1]	CEO, Director	29,540,000	17.27%	8	61.54%	43.97%	0
Carl Dilley[2]	Director	1,085,034	0.63%	0	0%	.25%	0
All officers and directors as a group [2 persons]		30,625,034	17.90%	8	61.54%	44.22%	0
McKenzie Webster Limited [3]	Shareholder	29,241,908	17.09%	5	38.46%	29.98%	0
Linn Osnes	Shareholder	10,000,000	5.85%	0	0%	2.32%	0
Romuald Stone	Shareholder	9,915,122	5.80%	0	0%	2.30%	0

(1) As of the Record Date, Marco Alfonsi owned 29,540,000 shares of common stock and 8 shares of preferred stock, which are convertible into 80,000,000 common shares and equal 160,000,000 votes.

(2) Carl Dilley holds his shares through entities in which he has a controlling interest.

(3) McKenzie Webster Limited is controlled by Rolv Heggenhougen. As of the Record Date, McKenzie Webster Limited owned 29,241,908 shares of common stock and 5 shares of preferred stock, which are convertible into 50,000,000 common shares and equal 100,000,000 votes.

(4) There were 171,072,323 shares of common stock and 13 shares of preferred stock outstanding as of October 5, 2017, for a total of 431,072,323 votes currently eligible to be cast on the Record Date.

The following tables set forth the ownership of our common stock by each person known by us to be the beneficial owner of more than 5% of our outstanding voting stock, our directors, and our executive officers and directors as a group, assuming all preferred shares were converted to common shares as of the Record Date (which they were not).

Name	Title	Number of Common Shares [1]	% of Common Shares	Number of Preferred Shares	% of Preferred Share	% of Eligible Votes	Number of Warrants currently exercisable or exercisable in the next 60 days
Marco Alfonsi	CEO, Director	109,540,000	36.38%	0	0%	36.38%	0
Carl Dilley	Director	1,085,034	0.36%	0	0%	0.36%	0
All officers and directors as a group [2 persons]		110,625,034	36.74%	0	0%	36.74%	0
Rolv Heggenhougen[3]	Shareholder	79,241,908	26.32%	0	0%	29.24%	0
Linn Osnes	Shareholder	10,000,000	3.32%	0	0%	3.32%	0
Romuald Stone	Shareholder	9,915,122	3.29%	0	0%	3.29%	0

(1)

Had all 13 issued and outstanding preferred shares been converted to common shares, there would have been 301,072,323 shares of common stock outstanding.

The above tables are based upon information derived from our stock records. Except as otherwise indicated below and under applicable community property laws, we believe that the beneficial owners of our common stock listed below have sole voting and investment power with respect to the shares shown. Unless stated otherwise, the business address for these shareholders is 445 NE 12th Ave., Fort Lauderdale, Florida 33301.

DISSENTERS’ RIGHTS

Under the FBCA and our Articles of Incorporation and bylaws, no stockholder has any right to dissent to the Preferred Stock Authorization or Share Increase, nor is any stockholder entitled to appraisal of or payment for their shares of our stock.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of our officers or directors, and no person associated with any of them, have any interest in the Preferred Stock Authorization or Share Increase that is different from every other stockholder.

WHERE YOU CAN FIND MORE INFORMATION

Information is available by request or can be accessed on the internet. Reports, proxy statements and other information filed with the SEC by CANB can be accessed electronically by means of the Securities and Exchange Commission’s home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com or http://www.otcmarkets.com.

You may read and copy any materials that we file with the Securities and Exchange Commission at the commission’s Public Reference Room at 100 F Street, N.E., Washington D.C. 20549.  A copy of any public filing is also available to any shareholder at no charge upon written request to the Company providing an e-mail or facsimile number.

PROPOSALS BY SECURITY HOLDERS

No security holder has asked the Company to include any proposal in this Information Statement.

MULTIPLE STOCKHOLDERS SHARING ONE ADDRESS

Only one information statement to security holders is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders.  Upon written or oral request, a separate copy of an information statement can be provided to security holders at a shared address.  For an oral request, please contact the Company at 516-595-9544.  For a written request, mail request to 445 NE 12th Ave., Fort Lauderdale, FL 33301.

EXPENSE OF THIS INFORMATION STATEMENT

The expenses of this Information Statement will be borne by us, including expenses in connection with the preparation and sending of this Information Statement and all related materials. It is contemplated that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward this Information Statement to the beneficial owners of our Common Stock held of record by such person and that we will reimburse them for their reasonable expenses incurred in connection therewith.

FORWARD-LOOKING STATEMENTS

This Information Statement contains forward-looking statements regarding our intentions to effectuate the Preferred Stock Authorization and Share Increase. Forward-looking statements are not guarantees, and they involve risks, uncertainties and assumptions.  Although we make such statements based on assumptions that we believe to be reasonable, there can be no assurance that actual results will not differ materially from those expressed in the forward-looking statements.  We caution investors not to rely unduly on any forward-looking statements.  We expressly disclaim any obligation to update any forward-looking statement in the event it later turns out to be inaccurate, whether as a result of new information, future events or otherwise.

By the Order of the Board of Directors.

Dated: October 19th, 2017

CANBIOLA, INC. /s/__Marco Alfonsi____________________ Name: Marco Alfonsi Chief Executive Officer and Director

DIRECTORS:	By: /s/___Marco Alfonsi______________ Name: Marco Alfonsi Title: Director By: /s/___Carl Dilley______________ Name: Carl Dilley Title: Director